UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 26, 2010

C&D Technologies, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-9389	13-3314599
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1400 Union Meeting Road, Blue Bell, Pennsylvania		19422
(Address of principal executive offices)		(Zip Code)

(215) 619-2700

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 – Registrant’s Business and Operations

Item 1.01.	Entry into a Material Definitive Agreement

On February 26, 2010, C&D Technologies, Inc. (the “Company”) and the Bank of New York Mellon (formerly Bank of New York), as rights agent (the “Rights Agent”) entered into an amendment (“Amendment No. 2”) of the Rights Agreement, dated February 22, 2000 between the Company and the Rights Agent, as thereafter amended on November 15, 2004 (as so amended, the “Rights Agreement”). Amendment No. 2 (i) extends the expiration date of the Rights Agreement to March 2, 2020, (ii) sets the Purchase Price (as defined in Section 7(b) of the Rights Agreement) as of the effective date of Amendment No. 2 at twenty dollars ($20.00), and (iii) effects certain technical changes to the provisions of the Rights Agreement that pertain to the Rights Agent.

The Rights Agreement, as modified by Amendment No. 2, remains in full force and effect.

This summary description of Amendment No. 2 does not purport to be complete and is qualified in its entirety by reference to Amendment No. 2, which is incorporated herein by reference to Exhibit 4.1 of this Current Report on Form 8-K.

Section 3 – Securities and Trading Markets

Item 3.03.	Material Modifications of Rights of Security Holders

See the disclosure in Item 1.01 of this Current Report on Form 8-K, which is incorporated herein by reference.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the federal securities laws and Private Securities Litigation Reform Act of 1995. Actual results may differ materially from anticipated results as a result of certain risks and uncertainties, including but not limited to, general economic conditions in the markets in which we operate; fluctuations in demand for our products; our ability to implement and fund business strategies based on current liquidity; our substantial debt and debt service requirements; litigation proceedings to which we are subject; our exposure to fluctuations in interest rates on our variable debt; the realization of the tax benefits of our net operating loss carry forwards; the fact that lead experiences significant fluctuations in market price; our ability to successfully pass along increased material costs to our customers; failure of our customers to renew supply agreements; competitiveness of the battery markets; political, economic and social changes, or acts of terrorism or war; successful collective bargaining with our unionized workforce; risks involved in our foreign operations; our ability to maintain and generate liquidity to meet our operating needs; our ability to achieve and maintain profitability; the possibility of additional impairment charges; our ability to acquire goods and services and/or fulfill labor needs at budgeted costs; economic conditions or market changes in certain market sectors in which we conduct business; uncertainty in financial markets; our ability to stay listed on a national securities exchange; our success or timing of new product development; impact of any changes in our management; changes in our product mix; success of productivity initiatives; costs of our compliance with environmental laws and regulations and resulting liabilities; our ability to protect our proprietary intellectual property and technology; and other risks described from time to time in our Securities and Exchange Commission filings.

All forward-looking statements in this Current Report on Form 8-K are made as of the date hereof, and the Company does not assume any obligation to update, amend or clarify them to reflect events, new information or circumstances occurring after the date hereof.

Section 9 – Financial Statements and Exhibits

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits:

Exhibit Number	Exhibit Description

4.1	Amendment No. 2 to Rights Agreement dated as of February 26, 2010, by and between the Company and the Bank of New York Mellon.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

C&D Technologies, Inc.

Date: March 1, 2010	By:	/S/ IAN HARVIE
	Name:	Ian Harvie
	Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Exhibit Description

4.1	Amendment No. 2 to Rights Agreement dated as of February 26, 2010, by and between the Company and the Bank of New York Mellon.